NATIXIS OAKMARK INTERNATIONAL FUND

Supplement dated August 1, 2016 to the Prospectus of the Natixis Oakmark International Fund (the
“Fund”), dated May 1, 2016, as may be revised and supplemented from time to time.

Effective on or about September 30, 2016, Robert A. Taylor, portfolio manager of the Fund, intends to retire. David G. Herro will remain as portfolio manager of the Fund.